Exhibit 99.1

 INVESTOR DAYMarch 23, 2022

 These materials contain forward-looking statements, including statements regarding: assumptions underlying the Company's future financial performance, future operations; future growth opportunities and expectations; expectations for future revenue performance, future impacts from areas of investment, expectations for the macro environment; and, expectations for volumes. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” "will" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the extent to which the coronavirus (COVID-19) pandemic and measures taken in response thereto impact the Company’s employees, business, results of operations and financial condition in excess of current expectations, particularly with respect to demand for worldwide travel; the impact of fluctuations in fuel prices, and fuel spreads in the Company’s international markets, including the resulting impact on the Company’s revenues and net income; any impacts on our business from the conflict between Russia and Ukraine, including the rapid increase in the price of fuel among other things; the failure to maintain or renew key customer and partner agreements and relationships, or to maintain volumes under such agreements; breaches of, or other issues with, the Company’s technology systems or those of its third-party service providers and any resulting negative impact on its reputation, liabilities or relationships with customers or merchants; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the failure to comply with the applicable requirements of Mastercard or Visa contracts and rules; the effects of general economic conditions, including a decline in demand for fuel, travel related services, or healthcare services, and payment and transaction processing activity; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; changes in interest rates and the rate of inflation; the ability to attract and retain employees; limitations on or compression of interchange fees; the impact and size of credit losses; the success of the Company’s recently announced Executive Leadership Team and strategic reorganization; the effects of the Company’s business expansion and acquisition efforts; the failure of corporate investments to result in anticipated strategic value; the failure to comply with the Treasury Regulations applicable to non-bank custodians; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to complete or successfully integrate the Company’s acquisitions or to realize anticipated synergies and cost savings from such acquisitions; unexpected costs, charges, or expenses resulting from an acquired company or business; the impact of changes to the Company’s credit standards; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; the impact of the future transition from LIBOR as a global benchmark to a replacement rate; the impact of the Company’s debt instruments on the Company’s operations; the impact of leverage on the Company’s operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the impact of sales or dispositions of significant amounts of the Company’s outstanding common stock into the public market, or the perception that such sales or dispositions could occur; the possible dilution to the Company’s stockholders caused by the issuance of additional shares of common stock or equity-linked securities, whether as result of the Company’s convertible notes or otherwise; the incurrence of impairment charges if the Company’s assessment of the fair value of certain of its reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our annual report for the year ended December 31, 2021, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2022. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this release and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.Non-GAAP Information:For additional important information and disclosure regarding our use of non-GAAP metrics, specifically adjusted net income, please see our most recent earnings release, issued on February 10, 2022. See the Appendix to this presentation for an explanation and reconciliation of (i) non-GAAP adjusted net income attributable to shareholders (or "adjusted net income" or “ANI”) to GAAP net income attributable to shareholders, (ii) ANI per diluted share to GAAP net income per diluted share, (iii) non-GAAP adjusted operating income to GAAP operating income, (iv) non-GAAP total segment adjusted operating income to GAAP operating income, (v) non-GAAP bank covenant EBITDA to GAAP consolidated net income and (vi) non-GAAP cash generated to GAAP consolidated net income.Note: The Company rounds amounts in the consolidated financial statements to thousands and calculates all percentages and per-share data from underlying whole-dollar amounts. Thus, certain amounts may not foot, crossfoot, or recalculate exactly based on reported numbers due to rounding.   Forward Looking Statements

Agenda

- **Welcome**
  Steve Elder
- **Business & Strategic Overview**
  Melissa Smith
- **Americas Strategy & Business Deep Dive**
  Robert Deshaies & Jay Dearborn
- **International Strategy**
  Carlos Carriedo
- **Technology and Digital Focus**
  David Cooper & Karen Stroup
- **Financial Overview**
  Jennifer Kimball & Melissa Smith
- **Q&A**

3

 Business & Strategic Overview  Melissa SmithChief Executive Officer

     5  Our Purpose  A Global Commerce Platform for Simplifying Business    To simplify the business of running a business

 EARLY GROWTH AND IPO  BUILDING SCALE AND DIVERSIFYING  INVESTING IN GROWTH AND TECHNOLOGY TRANSFORMATION  6  2005Wright Express IPO  2012Name change to WEX to reflect transformation and growth  2014 Acquisition of Evolution1  2016Acquisition of Electronic Funds Source  2016 – 2019Strong Organic Growth1  2019Acquisition of Discovery Benefits  2014Melissa Smith Appointed CEO  2020Acquisition of eNett and Optal  History of Evolution  Revenue ($M)  During this time period, in addition to strong organic growth, WEX also made several smaller acquisitions.  2020Impact of Pandemic

 +12% CAGR  +22% CAGR  +13% CAGR  +9% CAGR  0          7  Fleet Solutions  Travel & Corporate Solutions  Health & Employee Benefits Solutions  WEX  Strong Track Record of Revenue and Margin Expansion  Adjusted operating income margin is derived by dividing adjusted operating income by the revenue of the corresponding segment (or the entire Company for adjusted operating income). See the appendix to the presentation for a reconciliation of GAAP operating income to total segment adjusted operating income and adjusted operating income.

Diverse and Experienced Executive Team



Melissa Smith
Chair and CEO



Carlos Carriedo
Chief Operating Officer, International



David Cooper
Chief Technology Officer



Jay Dearborn
President, Corporate Payments



Robert Deshaies
Chief Operating Officer, Americas



Ann E. Drew
Chief Risk & Compliance Officer



Anthony Hynes
Executive Advisor



Jennifer Kimball
Interim Chief Financial Officer; Chief Accounting Officer



Hilary Rapkin
Chief Legal Officer



Karen Stroup
Chief Digital Officer



Melanie Tinto
Chief Human Resources Officer

8

 Why Our Role Matters  Commerce is the engine of progress for the world    Today’s environment is increasingly complex for businesses     Complexity is the enemy of progress     We win when our customers are set free to achieve their goals

Complexity We're Solving for Customers


Higher Costs
Lack of Visibility
Fraud & Security Risk
Complex Integrations
Lower Margins
Disjointed Payments & Data Exchange
Value Leakage
Highly Manual Processes & Reconciliations
Repeat Costs
Time Wasted
Slower Growth
Limited Resources to Help Solve Problems
High Error Rate
Delayed Results
Insufficient Controls

10

 Our Offerings Simplify Complexity for our Customers                GlobalCommerce Platform    Personalized Solutions, Seamlessly Embedded    Insights that Power Success        What We Offer  Why We’re Unique  Customers look to WEX for a powerful combination of Specialized Expertise and Rich Data to drive better decisions, move more quickly, and eliminate risk   Engineered and operated with global scale and reliability, WEX is trusted to play critical roles in high growth and critical infrastructure businesses   Shaped by 15+ years of Customer Focused Innovation and deep industry experience, WEX solutions are proven to be among the best in the world at solving complexity

WEX is the Partner of Choice

Global Scale & Reliability	• Customer confidence backed by strong ongoing investment in product and technology • Platforms relied upon by businesses responsible for critical infrastructure and operations • More than 20 currencies support the needs of global businesses • Strong compliance, security, and safeguards around platforms, data, and regulated information
Customer-Focused Innovation	• Deep, specialized expertise ensures customers achieve expected outcomes in complex settings • Successful channel partner engagement maximizes growth • Access to experts in different domains creates synergies for clients and partners • Ability to expose customer-driven innovation across portfolio creates network effect
Specialized Expertise & Rich Data	• Flexible configurations and integrations in technology and service model meet unique customer needs • Expansive data sets from decades powering specialized solutions drive powerful insights • Longstanding investment in analytics tools to enhance customer and partner outcomes

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       Direct Customers  Our Ecosystem of Solutions   Partners  Simplify Benefits  CDH Program Management  Benefits Administration  Billing Solutions  Controls & Fraud Prevention  EV & Mixed Fleets  Proprietary Network  Expense Management  Travel Booking  Workflow Automation                                                                                            Reimagine Mobility  Pay & Get Paid    WEX Solutions Ecosystem  Global Commerce Platform  API Integration  Flexible UIs  Global Omnichannel Servicing  Scalable Data, Analytics, AI  Risk & Security  Payments  Access to Funds    Incorporates the Best of our Vertical Expertise and the Power of our Commerce Platform

Our Addressable Markets Are Large, With Big Expansion Opportunities

Leveraging global platform to expand our opportunity

$24B+

Currently addressable revenue opportunity[1]

Strong Secular Tailwinds

- Expect 5-10% long-term annual market growth
- Approximately 5% when adjusted for current WEX revenue mix

Opportunities to Expand Addressable Market

- New products
- New customer segments
- New geographies

[1] Currently addressable revenue. Includes Fleet, B2B Payables, Global Travel, US Health. Sources: Ptolemus, McKinsey, Kaiser, Mastercard, Euromonitor, Aite, William Blair, WEX analysis

14

 Win New Customers  Grow Share of Wallet  Expand & Diversify Offering  DeepenGlobal Presence  Strategic M&A            Multiple Levers to Drive Growth

Disciplined M&A Framework

Geographic Expansion

eNett Optal

- Global expansion
- Synergistic verticals and geographies

Product Expansion

benefitexpress Discovery Benefits

- Comprehensive product suite
- Expand cross-sell opportunities
- Deepen customer integration

Scale / Share Expansion

EFS electronic funds source eNett Optal

- Drive operating leverage
- Streamline technology

Strong track record of integration

Achieved or on track to achieve **$80M+** of combined synergy targets for all 7 deals closed since 2016

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   Our Commitment to ESG  Our focus on ESG is embedded in our culture, integral to our long-term strategy, and underpinned by our core values  Environmental Stewardship  Social Impact      WEX enables customers’ sustainability efforts through fleet efficiency, better data, and electrification  WEX is driving operational and energy efficiency to minimize our own corporate environmental impact  WEX enhances the health and wellbeing of our communities, customers, and employees    Environmental Innovation    WEX creates an inclusive environment where all of our people can succeed and thrive    People & Culture

 8% - 12%  10% - 15%  15% - 20%  Organic Revenue Growth  Total Revenue Growth  Adjusted Net Income Growth  Ambitious and Achievable Long-Range Financial Targets  Financial targets represent CAGR assuming stable foreign exchange rates and fuel prices (based on average of 2021), as we are unable to predict future fluctuations in these markets

   We have leading technology, customers, and people that all continue to drive strong shareholder value  Growth Engine in Large Markets  Recurring Revenue Model  Leadership Position  People  Network Effect  Why We Succeed

 Americas Strategy & Business Deep Dive  Robert DeshaiesChief Operating Officer, AmericasJay DearbornPresident, Corporate Payments

Americas Overview

Simplify Benefits	Reimagine Mobility	Pay & Get Paid
CDH Program Management Billing Solutions Benefits Administration	Controls & Fraud Prevention Proprietary Network EV & Mixed Fleets	Expense Management Workflow Automation Travel Booking

$121B
Total Volume
2021

$1.65B
Revenue
2021

14%
Revenue CAGR
2016-2021

Americas is defined as North America and South America. Total volume includes purchases on WEX issued accounts as well as purchases issued by others, but using the WEX platform. Revenue CAGR excludes Brazil business which contributed $31.1 million in revenue in 2016 and zero in 2021.

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     A More Unified Approach  Benefits of the Change  Our Growth Focus                      Win New Customers  Expand & Diversify Offering  Grow Share Of Wallet  Channel Optimization  CombinedCapabilities  Deepened Relationships  Enabled by our global commerce platform

 Channel Optimization  Combining our networks of customers, partners, and merchants to amplify new customer acquisition      Sales  Digital  Fleet & Leasing Solutions  C-Stores & Fuel Retailers  Marketing  Benefits Brokers & Consultants  TPAs & Health Plans  Banks & Financial Institutions  Fintechs & Tech Partners  Channels  DIRECT  PARTNER  SMBs  Mid-Market  Enterprises  Government & Public Sector  Employees      >500Partners  >600KBusinesses  >200K Accepting Sites  >11M Vehicles  >16M SaaS Accounts  >$120B Total Volume      Customers  Total volume includes purchases on WEX issued accounts as well as purchases issued by others, but using the WEX platform. Businesses represent both direct and indirect customer accounts.

           Combined Capabilities  Meeting Complex Needs with Compelling and Novel Solutions  Employers want bundled benefits administration and consumer directed health solutions  Integrated Benefits Solutions  Simplify Benefits  Simplify Benefits    Need:  Combined Capabilities:  Outcome:  Benefits Administration + Benefits Accounts Platform + Benefits Card  Integrated consumer directed health and benefits administration experience    Reimagine Mobility    Pay & Get Paid                        Multi-Payment Network Routing  Manage mixed fleet payments across multiple payment networks  Need:  Combined Capabilities:  Outcome:  Fleet Integrated Billing & Data Insights + Closed Loop Payments + Open Loop Payments  Integrated Payments, Billing & Data Insights across disparate networks

   Deepened Relationships  Mobility  ✓  ✓  ✓  ✓  Payments  ✓  ✓    ✓  Benefits  ✓    ✓  ✓  Massive Opportunity: less than 10% of top customers use products from more than one solutions set today  An executable path with demonstrated successes

       Customer-First Solutions Driving Growth        Win New Customers  Expand & Diversify Offering  Grow Share of Wallet  Competitive Wins-Extend into Underpenetrated Segments-Scale New Channels  Enhancing Existing Solutions-Capabilities in New Use Cases-New Products & Capabilities  More Awareness of Solutions Breadth-Leverage & Enhance Touchpoints-Growth with Key Relationships  >10 health plans using new Medicare Advantage solutions

Building on Proven Strengths

Track record of solving complex customer needs in creative ways

Customer-Focused Innovation	• Deep expertise in key verticals with long-standing relationships • Unique product combinations • Leveraging customer-driven improvements across network
Specialized Expertise & Rich Data	• Flexible technology and support models fit unique customer and partner needs • Rich datasets delivering powerful insights • Detailed data capture embedded in core payment infrastructure
Scale & Reliability	• Comprehensive and dependable technology and teams • Industry-leading security, control, and fraud & misuse prevention • Integrity and trust are core to our relationships

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Americas Health

Simplify Benefits
- CDH Program Management
- Billing Solutions
- Benefits Administration

Reimagine Mobility
- Controls & Fraud Prevention
- Proprietary Network
- EV & Mixed Fleets

Pay & Get Paid
- Expense Management
- Workflow Automation
- Travel Booking

$10B
Total Volume 2021

$3B+
Assets Under Management

25%
Revenue CAGR 2016-2021

16M+
SaaS Accounts

$414M
Revenue 2021

7M+
HSA Accounts

Americas is defined as North America and South America. Total volume includes purchases on WEX issued accounts as well as purchases issued by others, but using the WEX platform.
Revenue CAGR excludes Brazil business which contributed $31.1 million in revenue in 2016 and zero in 2021.

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       Our Role Simplifying Benefits  Where We Play   What We Offer   Who We Serve      Retirement  COBRA  CDH  ComplianceServices  Medical/Dental  Voluntary Benefits    Benefits Administration    Enrollment  Account Administration  Compliance  Insights & Analytics  Data Exchange  Billing & Payments    Employers  Employees  Administrators  Benefit Providers                Revenue Model  Recurring Revenue(SaaS, Interchange)  Asset Revenue(Deposits, Investments)  Service Revenue(Professional Services)

Building on Proven Strengths

Track record of solving complex customer needs in creative ways

Customer-Focused Innovation	• Lifestyle Benefits Accounts • AI-powered Customer Experiences • Personalized Investment Experience
Specialized Expertise & Rich Data	• Consumer Pathways • Benefit Analytics & Real Time Benchmarking • My HSA Planner
Scale & Reliability	• Reliable Partner & Systems: 100% of implementations launched on time • Scale of solution suite creates one-stop shop for employee lifecycle • Market leading distribution and channel breadth

30

 $56B  Total Volume2021  Americas Fleet  Simplify Benefits        11.9M  Vehicles Serviced  13%  Revenue CAGR2016-2021  $981M  Revenue 2021  >90%  U.S. Fueling Stations  CDH Program Management  Benefits Administration  Billing Solutions  Reimagine Mobility  Controls & Fraud Prevention  EV & Mixed Fleets  Pay & Get Paid  Expense Management  Workflow Automation          >450K  North American Customers  Americas is defined as North America and South America. Total volume includes purchases on WEX issued accounts as well as purchases issued by others, but using the WEX platform.  Revenue CAGR excludes Brazil business which contributed $31.1 million in revenue in 2016 and zero in 2021.  Proprietary Network  Travel Booking

 Customer-Focused Innovation    Specialized Expertise & Rich Data    Scale & Reliability    Building on Proven Strengths        Solving complex customer needs in creative ways

Introducing New Solutions to Solve the Complexities of Electrification

End-to-End Charging | *Core Services*

On-Route & Destination

- **Card and mobile app** for fueling and charging
- **Charger location finder**

Depot & At-Work

- **Integrated reporting**
- **Mixed-use authentication**
- **Charging & energy management** via partners

Home

- Employee authentication and data capture
- **Reimbursement of employee energy costs**
- **Chargers and installation** via partners

Fleet Services

- **Integrated billing** and payment solutions
- **Consultative services** around EV transition
- **Aggregated reporting and insights**

Expanding solutions are expected to drive **continued market growth**

33

Shift in Product Mix Provides Opportunity for Higher Quality Revenue Capture

Existing pricing structure

Payment Processing Revenue
applied to fuel and non-fuel spend

Finance Fee Revenue
applied to total past due balances

Account Servicing Revenue
applied to accounts, activities, cards

$3 - $20
per card, per month

›

Potential EV pricing migration

On-Route eMSP Subscription
applied per card

+Home eMSP Subscription
applied per card/employee

Payment & Transaction Processing Revenue
applied to on-route and destination charging

Account Servicing Revenue
applied to accounts, relevant activities, cards, services

$5 - $20
per card, per month[1]

1 Based on current, but evolving, market pricing and norms in North America; estimated value per card dependent on attachment of various services/solutions

34

 Emerging Opportunities for WEX Product Expansion within eMobility Ecosystem    Select Ecosystem Expansion Opportunities  Connectivity   Fleet Solutions  Sustainability      Connected Car  Telematics              Advanced Route Planning  Energy Management  Carbon Emissions Reporting  Credits & Offsets  Complexity linked to EV adoption creates new customer needs, presenting opportunity for WEX beyond existing addressable market

 Travel and Corporate Payments  Jay DearbornPresident, Corporate Payments

 $55B  Total Volume2021  Americas Travel & Corporate Payments  Simplify Benefits        200+  Merchant Countries and Territories  7%  Revenue CAGR2016-2021  $257M  Revenue 2021  CDH Program Management  Benefits Administration  Billing Solutions  Reimagine Mobility  Controls & Fraud Prevention  EV & Mixed Fleets  Pay & Get Paid  Expense Management  Workflow Automation          20+  Currencies  Americas is defined as North America and South America. Total volume includes purchases on WEX issued accounts as well as purchases issued by others, but using the WEX platform.  Revenue CAGR excludes Brazil business which contributed $31.1 million in revenue in 2016 and zero in 2021.  Proprietary Network  Travel Booking

Our Capabilities

Embedded Payments Solution

Commercial payments via API

for
Online Travel

for
Fintech

AP Automation and Spend Management Solution

Commercial payments via UI

for
Businesses

for
Financial Institutions

Market Leading Virtual Card Capabilities

Wholly owned, cloud first, built for scale technology platform	Issuing, Compliance, and Funding capabilities	Deep partnership with card associations

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Winning with Embedded Payments Solutions

	Need	Why WEX Won
uplift *Leading buy now, pay later provider in the travel industry*	• Enterprise grade virtual card capabilities • Speed, accuracy, reliability, and security	• Ability to create payments in real time with immediate transparency on authorization flow • Co-innovation on custom configurations to prove new industry use cases • Enhanced security and controls
avidxchange™ *Industry leader in AP automation software for middle market*	• Platform co-innovation • Process automation • Advantageous economics	• Deep commercial payments expertise • Wide range of card issuing products • Optimized systems and processes for bespoke needs • All-in-one solution • Scale and reliability

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 Winning with AP Automation and Spend Management Solutions    Need  Why WEX Won  One of the largest hospital operators in the U.S.  Optimized accounts payableReduce paper checks  Enhanced AP data analysis and in-house supplier enablement Customizable integrations Straight-forward UI & reconciliation Wholly-owned funding mechanism allows WEX to be the issuer in addition to payment processor  One of the largest financial institutions in the U.S.  Commercial card management platform Capabilities to power thousands of commercial accounts and billions in annual spend   One platform for travel & expense, traditional payables and virtual cardAbility to fulfill full AP file needs

Customer-First Solutions Driving Growth

Win New Customers + Grow Share of Wallet

Capture scale opportunities in Embedded Payments

- ✓ Embed payment solutions with new partners
- ✓ Deliver exceptional customer experience

Grow direct footprint in AP Automation

- ✓ Scale commercial engine
- ✓ Cross-sell WEX base

Expand & Diversify Offering

- ✓ Launch small business product
- ✓ Expand developer experience
- ✓ Introduce new payment flows and rails

WEX 41

   Built for Profitable Growth Total Travel & Corporate Payment Solutions Segment  Largely fixed cost structureExpect to return to pre-pandemic margins in short- to medium-term  Stable net interchange by portfolioSeasonal mix changes  For comparative purposes, graphs show revenue, net interchange rate and segment adjusted operating income margin in all periods as if a specific customer contract was reported on a net basis to reflect accounting change implemented in Q4 2021. See appendix.

 International Strategy  Carlos CarriedoChief Operating Officer, International

International Overview

Simplify Benefits	CDH Program Management	Billing Solutions	Benefits Administration
Reimagine Mobility	Controls & Fraud Prevention	Proprietary Network	EV & Mixed Fleets
Pay & Get Paid	Expense Management	Workflow Automation	Travel Booking

$25B
Total Volume 2021

~200K
International Customers

8%
Revenue CAGR 2016-2021

40
Customer Countries

20+
Currencies

$198M
Revenue 2021

200+
Merchant Countries & Territories

International is defined as countries outside of North America and South America. Total volume includes purchases on WEX issued accounts as well as purchases issued by others, but using the WEX platform.

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International Growth Drivers

Win New Customers

Lead with Our New Platform
-
Extend into Underpenetrated Verticals
-
Leverage Digital Channels

OMV

Cloud-native and modular platform

Deepen Global Footprint

Leverage Global Partnerships
-
Expand the Network
-
Replicate Local Success

9 out of the 10 top U.S. fuel retailers

1 in every 4 liters of commercial fuel in Australia processed by WEX

Grow Share of Wallet

Expand with Key Customers
-
Capitalize on Travel Recovery
-
Capture Value from Evolving Models

8 out of the 10 top global online travel agencies

More than doubled share of wallet with largest Travel customer since Q1 2019

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Winning Internationally

	Need	Why WEX Won
OMV *International integrated oil, gas and chemicals company*	• Fuel card processing platform • Card management and control • Customer portal • Back-office functionality	• Modern platform with opportunity to co-develop • Feature rich and highly configurable • Pan-European solution with central issuance • Alignment of strategic goals
TOYOTA FLEET MANAGEMENT *One of Australia's leading fleet management organizations*	• Customized fuel card controls • Multi-branded cards • Data provision and comprehensive reporting	• Collaborative partnership • Acceptance network strength • Scale • Market experience
Booking.com *One of the world's largest travel marketplaces*	• Virtual Card payments to travel suppliers worldwide • Multiple currencies and card types • Bespoke reporting and fraud management capabilities	• Global footprint and strength of licensing framework • Seamless integration into payment processes • Platform scale and resilience

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 Technology & Digital Focus  David Cooper Chief Technology OfficerKaren Stroup Chief Digital Officer

WEX is a Financial Technology Leader

WEX Platform

- Payments
- Access to Funds
- API Integration
- Flexible UIs
- Global Omnichannel Servicing
- Scalable Data, Analytics, AI
- Risk & Security

80%+
Multi-Cloud based

7x+
Faster release time vs. 2018

95%
Fully automated regression testing

Fully automated software delivery pipeline	Customer service automation	3 new modern solutions (Data, Payments, Issuer Processing)

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48

 We Continue to Evolve our Platform  Insourced global IT operations  Cloud & Multi-cloud strategy  Platform consolidation  Highly mature business agility practices          Established a micro-services framework  Best-in-class data platform  Cloud-based open loop processing platform  Industry leading security and compliance

 We Have Forged Strong Partnerships with Industry Leaders  Cloud  Data  Security & Monitoring

     Our Platform is Flexible and Scalable  Direct Customers  Developer Portal    Pay & Get Paid  Reimagine Mobility  Simplify Benefits    Global Commerce Platform    Authorization  Issuer Processing  Payments  Credit Management  Reporting   More  Data  Risk & Security  Infrastructure  Partners  Unique, discrete Solutions & Capabilities  Microservice Architecture  Core Tech Stack & Functionalities

Our Technology is Driving Positive Outcomes

Win New Customers

New Developer Portal

- Delivering an enhanced developer and partner experience
- Customers will soon be able to further integrate their services with WEX's through common services and APIs
- Adds a new level of customization, self-service partnership, and integration

Expand & Diversify Offering

Centralized Authorization Gateway

- Resilient, cloud-based transaction processing service for merchants, processors and issuers
- Reduces operational costs and streamlines business processes
- Allows for cross-issuer products
- Facilitates millions of authorizations per day for WEX customers and partners

Cutting-Edge Issuer Processing

- Industry-leading, cloud-based credit card issuing platform
- Currently processing over 1 million authorizations per month across more than 20 currencies

52

 Reimagining How We Reach and Serve Customers  Improving Productivity and Confidence, Focused on Highest Value Work   Leveraging Experimentation to Innovate Faster  Modernize Technology   Digitize Go-To-Market & Support   Launch New Offerings  Simplify Ways of Working   Enabling Speed and Agility Through Modern Architecture & Processes  Digital is an Enabler of Our Broader Strategy

Digitize Go-to-Market & Support: Digital Marketing Cloud


Targeted Outreach
Customer and Prospect Insights
Digital Channels
Digital Marketing Cloud
Automated Optimization
Dynamic Content & Intent Data
Programmatic & Affiliate Campaigns

- **AI-enabled** search engine marketing platform
- **End-to-end** digital customer acquisition & conversion
- **Automated / integrated** customer journeys
- **Nearly 60%** of new Fleet customer accounts acquired in 2021 via fully digital channels
- **50% YoY increase in digitally onboarded** customers vs. 2020[1]

[1] WEX Internal Analysis (North American Fleet customers)

54

   Integrated software & payments solution to help WEX’s >450K SMB customers save time & money Concept to MVP launch in 6 months “I’m ready to switch to Flume… I can really see the benefit vs. our bank’s bill pay product to help us save time”- SMB customer  Launch New Offerings: Flume  Businesses represent both direct and indirect customer accounts

     More Sustainability, Innovation, Reimagination  Higher Customer Satisfaction  More Revenue  56  Modernize Technology   Digitize Go-To-Market & Support   Launch New Offerings  Simplify Ways of Working   Better Agility & Scalability  Why Technology + Digital Matters

 Financial Overview  Jennifer KimballInterim Chief Financial Officer & Chief Accounting OfficerMelissa SmithChief Executive Officer

Q4 and FY 2021 Results Demonstrate Momentum

Q4 2021

$497.5M Revenue	**+25%** vs. Q4 2020
$2.58 ANI per Share	**+78%** vs. Q4 2020

FY 2021

$1.85B Revenue	**+19%** vs. FY 2020
$9.14 ANI per Share	**+51%** vs. FY 2020

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 59  Track Record of Strong Performance  Revenue ($M)  Adjusted Net Income per Diluted Share  +13% CAGR (2016-2021)  +19% CAGR (2016-2021)  2022E reflects mid-point of guidance range announced during 4Q 2021 earnings  Includes 2% from fuel price and FX fluctuation  Includes 5% from fuel price and FX fluctuation  $2,050 - $2,090  $11.20 - $11.60

Robust Cash Flow Generation



$481
$566
$657
$558
$711
3.7
3.1
3.5
3.7
3.4
2017
2018
2019
2020
2021
Cash Generated ($M)¹
Year-End Leverage Ratio²

~$3B

Cash Generated[1] Since 2017

- Attractive margin profile, low capital intensity, and recurring revenue model drive significant cash generation
- Cash generation is a compelling competitive advantage compared to smaller, less profitable peers

[1] Cash Generated is a non-GAAP measure consisting of Bank Covenant EBITDA less capital expenditures. See the appendix for a reconciliation of cash generated to GAAP consolidated net income.
[2] Year-End Leverage Ratio is calculated in accordance with the 2016 amended and restated credit agreement. See appendix for reconciliation of Bank Covenant EBITDA and calculation of leverage.

60

Capital Allocation Priorities

1	**Invest in Organic Growth**	• Enhance global commerce platform to drive customer wins and grow share of wallet • Expand and diversify existing offering • Digital go-to-market and support capabilities
2	**Execute Strategic M&A**	• Identify targets with complementary solutions to expand WEX's platform • Acquire new products, new customer segments, new geographies • Disciplined financial approach
3	**Maintain Strong Balance Sheet**	• Leverage target of 2.5 – 3.5x EBITDA[1], flexing upward for strategic acquisitions • Focus on free cash flow generation • Opportunistic share repurchases

[1] EBITDA as defined by our credit agreement

61

 8% - 12%  10% - 15%  15% - 20%  Organic Revenue Growth  Total Revenue Growth  Adjusted Net Income Growth  Ambitious and Achievable Long-Range Financial Targets    4% - 8%  10% - 15%  15% - 20%  Fleet Solutions Revenue Growth  Travel & Corporate Solutions Revenue Growth  Health & Employee Benefits Solutions Revenue Growth  Financial targets represent CAGR assuming stable foreign exchange rates and fuel prices (based on average of 2021), as we are unable to predict future fluctuations in these markets

Our Five-Year Growth Plan



CAGR
4-5%
3-5%
1-2%
2-3%
10-15%
~5%
15-20%
Largely fixed cost base and scalability of platform driving higher margins
Balance sheet actions driving incremental ANI accretion
Existing Customer Growth
Net New Customers
New Products
M&A
Total Revenue
Margin Expansion and Balance Sheet Actions
Adjusted Net Income

Financial targets represent CAGR assuming stable foreign exchange rates and fuel prices (based on average of 2021), as we are unable to predict future fluctuations in these markets

WEX 63

 Why We Succeed    Growth Engine in Large Markets  Recurring Revenue Model  Leadership Position  People  Network Effect    We have leading technology, customers, and people that all continue to drive strong shareholder value

 Q&A

 Appendix

Impacts of Amended Contract on Travel and Corporate Solutions Segment

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Reported:					
Volume	$ 4,968,321	$ 6,107,675	$ 8,736,019	$ 12,799,555	$ 10,916,015
Net interchange rate**	1.26 %	0.94 %	0.78 %	0.62 %	0.63 %
Revenue	$ 74,690	$ 70,642	$ 81,762	$ 91,002	$ 81,512
Adjusted operating expenses	$ 59,654	$ 63,627	$ 64,605	$ 59,945	$ 49,881
Adjusted operating income	$ 15,036	$ 7,015	$ 17,157	$ 31,057	$ 31,631
% margin**	20.1 %	9.9 %	21.0 %	34.1 %	38.8 %

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Adjusted:					
Volume	$ 4,968,321	$ 6,107,675	$ 8,736,019	$ 12,799,555	$ 10,916,015
Net interchange rate**	0.93 %	0.64 %	0.55 %	0.52 %	0.63 %
Revenue	$ 58,545	$ 52,386	$ 61,133	$ 77,713	$ 81,512
Adjusted operating expenses	$ 43,509	$ 45,371	$ 43,976	$ 46,656	$ 49,881
Adjusted operating income	$ 15,036	$ 7,015	$ 17,157	$ 31,057	$ 31,631
% margin**	25.7 %	13.4 %	28.1 %	40.0 %	38.8 %

Accounting presentation changed in Q4 2021 from gross revenue recognition to net, with a corresponding change in sales and marketing costs for one significant customer. This table reflects the contract calculated under both accounting presentations. To make such calculation, the following numbers were subtracted from both the Revenue and Adjusted operating expenses line items in the Reported table to arrive at the numbers in the same line items on the Adjusted table: $16,145 in Q4 2020, $18,256 in Q1 2021, $20,629 in Q2 2021, and $13,289 in Q3 2021.

- Accounting presentation changed in Q4 2021 from gross revenue recognition to net, with a corresponding change in sales and marketing costs for one significant customer
- There is no impact on earnings from this change

wex 67

Non-GAAP Reconciliation

 Non-GAAP Reconciliation

 Non-GAAP Reconciliation  Year-End Leverage Ratio is calculated in accordance with the consolidated leverage ratio in our credit agreement, which reflects the ratio of (a) consolidated funded indebtedness less (i) an amount up to $400.0 million of consolidated funded indebtedness due to permitted securitization transactions, (ii) the amount of consolidated funded indebtedness constituting the non-recourse portion of permitted factoring transactions, and (iii) an amount up to $400.0 million of unrestricted cash and cash equivalents denominated in U.S. dollars or other lawful currencies (provided that such other currencies are readily convertible to, and deliverable in, U.S. dollars) held by the Company and its subsidiaries) to (b) Bank Covenant EBITDA.

 Non-GAAP Reconciliation  The Company's non-GAAP adjusted net income excludes unrealized gains and losses on financial instruments, net foreign currency gains and losses, change in fair value of contingent consideration, acquisition-related intangible amortization, other acquisition and divestiture related items, legal settlement, stock-based compensation, other costs, loss on sale of subsidiary, impairment charges, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. The Company's non-GAAP adjusted operating income excludes acquisition-related intangible amortization, other acquisition and divestiture related items, legal settlement, loss on sale of subsidiary, stock-based compensation, other costs, debt restructuring costs and impairment charges. Total segment adjusted operating income incorporates these same adjustments and further excludes unallocated corporate expenses.Although adjusted net income, adjusted operating income and total segment adjusted operating income are not calculated in accordance with GAAP, these non-GAAP measures are integral to the Company's reporting and planning processes and the chief operating decision maker of the Company uses segment adjusted operating income to allocate resources among our operating segments. The Company considers these measures integral because they exclude the above specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because: Exclusion of the non-cash, mark-to-market adjustments on financial instruments, including interest rate swap agreements and investment securities, helps management identify and assess trends in the Company’s underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these financial instruments. Additionally, the non-cash, mark-to-market adjustments on financial instruments are difficult to forecast accurately, making comparisons across historical and future quarters difficult to evaluate; Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, accounts receivable and accounts payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations; The change in fair value of contingent consideration, which is related to the acquisition of certain contractual rights to serve as custodian or sub-custodian to Health Savings Accounts, is dependent upon changes in future interest rate assumptions and has no significant impact on the ongoing operations of the Company. Additionally, the non-cash, mark-to-market adjustments on financial instruments are difficult to forecast accurately, making comparisons across historical and future quarters difficult to evaluate; The Company considers certain acquisition-related costs, including certain financing costs, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses on divestitures facilitates the comparison of our financial results to the Company’s historical operating results and to other companies in our industry; Legal settlement represents the consideration paid to the sellers of eNett and Optal in excess of the businesses' fair values, which is nonrecurring and does not reflect future operating expenses resulting from this acquisition; The loss on sale of subsidiary relates to the divestiture of the Company's former Brazilian subsidiary as of the date of sale, September 30, 2020, and the associated write-off of its assets and liabilities. As previously discussed, gains and losses from divestitures are considered by the Company to be unpredictable and dependent on factors that may be outside of our control. The exclusion of these gains and losses are consistent with the Company's practice of excluding other non-recurring items associated with strategic transactions;Stock-based compensation is different from other forms of compensation, as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time; Certain other costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. This also includes costs related to certain identified initiatives, including technology initiatives, to further streamline the business, improve the Company’s efficiency, create synergies and globalize the Company’s operations and remediate material weaknesses such as the one identified during the 2018 fiscal year, all with an objective to improve scale and efficiency and increase profitability going forward. For the year ended December 31, 2020, other costs include certain costs incurred in association with the COVID-19 pandemic, including the cost of providing additional health, welfare and technological support to our employees as they work remotely;Impairment charges represent non-cash asset write-offs, which do not reflect recurring costs that would be relevant to the Company’s continuing operations. The Company believes that excluding these nonrecurring expenses facilitates the comparison of our financial results to the Company’s historical operating results and to other companies in its industry;Debt restructuring and debt issuance cost amortization are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method, which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry;The adjustments attributable to non-controlling interests, including adjustments to the redemption value of a non-controlling interest, have no significant impact on the ongoing operations of the business; The tax related items are the difference between the Company’s GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s GAAP tax provision. The Company does not allocate certain corporate expenses to our operating segments, as these items are centrally controlled and are not directly attributable to any reportable segment.For the same reasons, WEX believes that adjusted net income, adjusted operating income and total segment adjusted operating income may also be useful to investors when evaluating the Company's performance. However, because adjusted net income, adjusted operating income and total segment adjusted operating income are non-GAAP measures, they should not be considered as a substitute for, or superior to, net income, operating income or cash flows from operating activities as determined in accordance with GAAP. In addition, adjusted net income, adjusted operating income and total segment adjusted operating income as used by WEX may not be comparable to similarly titled measures employed by other companies.

 Definitions  Organic revenue growth: Organic revenue includes all sources of revenue growth in a given year, except for all revenue associated with companies acquired for a period of one year following the date of the acquisition.Cash generation:  Due to the complexity created by owning a bank, the company views bank covenant EBITDA as defined in the 2016 amended and restated credit agreement less capital expenditures from the cash flow statement as a proxy for cash generation.  Recurring revenue:  Recurring revenue is the portion of a company's revenue that is expected to continue in the future that is predictable and relatively stable.  It excludes professional services revenue, penalty fees, one time sales and other similar items.  The primary sources of recurring revenue as defined by WEX include: payment processing revenue, account servicing revenue, factoring revenue, transaction processing fees (included in “Other Revenue”) and other smaller items.